Exhibit 4


Number _________                                               Shares __________

                             DEKALB BANKSHARES, INC.

Organized Under the Laws of                  See Reverse for Certain Definitions
the State of South Carolina                                    CUSIP 244870 10 1


This certifies ______________________________________ is the owner of __________
_______________________________ fully paid and nonassessable shares of the COMMON STOCK, No Par Value, of DEKALB BANKSHARES, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented are issued and shall be held subject to all of the provisions of the Articles of Incorporation and of the Bylaws of the Corporation and all amendments and supplements thereto, copies of which are on file with the Corporation, to all of which the holder by acceptance of this Certificate assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In witness whereof, the Corporation has caused this Certificate to bear the facsimile signature of its duly authorized officers and its facsimile seal to be hereunto affixed.

Dated:
       ------------------


Roderick M. Todd, Jr.            [SEAL]                 William C. Bochette, III
Secretary                                               President

                             DEKALB BANKSHARES, INC.

The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued and, if the Corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of other series.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT -     Custodian
                                                           -----          ------
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
JT TEN  - as joint tenants with right
          of survivorship and not as                      under Uniform Gifts to
          tenants in common                               Minors Act
                                                          ----------------------
                                                                  (State)

     Additional abbreviations may also be used though not in the above list

For value  received,  __________________________________________________  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

----------------------


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________   Shares

of  the  Common  Stock  represented  by the  within  certificate  and do  hereby

irrevocably  constitute  and  appoint  __________________________   Attorney  to

transfer  the said  Shares on the books of the  Corporation  with full  power of substitution.

Dated
      -------------------

                                   ---------------------------------------------
                           NOTICE: THE   SIGNATURE  TO  THIS   ASSIGNMENT   MUST
                                   CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                   ---------------------------------------------
          SIGNATURE(S)GUARANTEED:  THE  SIGNATURE(S)  SHOULD BE GUARANTEED BY AN
                                   ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.